Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– 97.0%
Aerospace & Defense – 3.0%
Airbus SE*	447,084	$57,186,524
Banks – 10.6%
BNP Paribas SA	1,231,241	85,177,550
China Construction Bank Corp	61,712,000	42,738,486
Erste Group Bank AG	1,208,284	56,877,091
Permanent TSB Group Holdings PLC*	7,893,218	14,376,955
		199,170,082
Beverages – 7.7%
Diageo PLC	1,345,830	73,508,585
Heineken NV	629,796	70,878,309
		144,386,894
Biotechnology – 0.7%
Ascendis Pharma A/S (ADR)*	94,103	12,659,677
Building Products – 1.2%
Assa Abloy AB	754,497	23,070,084
Electronic Equipment, Instruments & Components – 2.6%
Hexagon AB - Class B	3,125,778	49,708,625
Entertainment – 4.4%
Liberty Media Corp-Liberty Formula One*	638,509	40,379,309
Nintendo Co Ltd	62,700	29,248,370
Sea Ltd (ADR)*	62,251	13,926,171
		83,553,850
Hotels, Restaurants & Leisure – 4.9%
GVC Holdings PLC*	2,606,385	59,363,484
Yum China Holdings Inc	661,200	32,443,938
		91,807,422
Insurance – 9.7%
AIA Group Ltd	4,530,600	45,670,317
Beazley PLC*	5,147,256	32,481,635
NN Group NV	1,301,524	70,541,259
Prudential PLC	1,843,210	31,791,525
Prudential PLCž	147,250	2,509,782
		182,994,518
Interactive Media & Services – 3.4%
NAVER Corp*	63,088	20,089,860
Tencent Holdings Ltd	738,400	43,258,708
		63,348,568
Internet & Direct Marketing Retail – 1.4%
Alibaba Group Holding Ltd*	1,761,092	26,854,660
Machinery – 1.1%
Alstom SA	558,192	19,838,524
Metals & Mining – 8.2%
Freeport-McMoRan Inc	666,464	27,811,543
Hindustan Zinc Ltd	8,149,485	34,733,946
Rio Tinto Ltd	259,881	18,924,530
Teck Resources Ltd	2,519,235	72,561,457
		154,031,476
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd	1,665,853	70,382,289
Total SE	698,116	35,468,867
		105,851,156
Personal Products – 1.1%
Unilever PLC	401,320	21,428,391
Pharmaceuticals – 9.2%
AstraZeneca PLC	688,819	80,894,960
Novartis AG	437,676	38,573,531
Sanofi	400,358	40,371,699
Takeda Pharmaceutical Co Ltd	507,276	13,836,404
		173,676,594
Road & Rail – 2.1%
Central Japan Railway Co	293,500	39,159,704
Semiconductor & Semiconductor Equipment – 8.1%
ASML Holding NV	86,630	69,694,137
Taiwan Semiconductor Manufacturing Co Ltd	3,751,000	83,409,806
		153,103,943
Specialty Retail – 1.2%
Industria de Diseno Textil SA	710,681	23,081,781

Shares		Value
Common Stocks– (continued)
Technology Hardware, Storage & Peripherals – 2.7%
Samsung Electronics Co Ltd	770,054	$50,727,939
Textiles, Apparel & Luxury Goods – 2.1%
Samsonite International SA (144A)*	19,213,800	39,032,305
Trading Companies & Distributors – 6.0%
Ferguson PLC	633,121	112,284,664
Total Common Stocks (cost $1,387,850,041)		1,826,957,381
Investment Companies– 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $55,512,829)	55,507,542	55,513,093
Total Investments (total cost $1,443,362,870) – 99.9%		1,882,470,474
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,616,320
Net Assets – 100%		$1,884,086,794

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$301,978,362	16.0%
France	238,043,164	12.6
United States	235,988,609	12.5
Netherlands	211,113,705	11.2
China	145,295,792	7.7
Canada	142,943,746	7.6
Taiwan	97,335,977	5.2
Hong Kong	84,702,622	4.5
Japan	82,244,478	4.4
Sweden	72,778,709	3.9
South Korea	70,817,799	3.8
Austria	56,877,091	3.0
Switzerland	38,573,531	2.1
India	34,733,946	1.8
Spain	23,081,781	1.2
Australia	18,924,530	1.0
Ireland	14,376,955	0.8
Denmark	12,659,677	0.7

Total	$1,882,470,474	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$9,800	$-	$(1)	$55,513,093
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	279,983∆	-	-	-
Total Affiliated Investments - 2.9%	$289,783	$-	$(1)	$55,513,093

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	74,344,941	84,041,114	(102,872,961)	55,513,093
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0%ºº	-	69,793,626	(69,793,626)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $39,032,305, which represents 2.1% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,826,957,381	$-	$-
Investment Companies	-	55,513,093	-
Total Assets	$1,826,957,381	$55,513,093	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70246 03-22